Exhibit 99.2 CIM Real Estate Finance Trust, Inc. (CMFT) Acquires CIM Group, LLC’s Real Assets Management Business Creates a Diversified Owner, Operator, Lender, Developer and Real Assets Management Platform June 2026 CIMgroup.com ©2026 CIM Group

Disclaimer Forward-Looking Statements and maintain relationships with clients and other material that are included in this communication and in CMFT’s other Certain statements contained in this communication, other business counterparties, (iv) the failure of CMFT to filings with the SEC. CMFT undertakes no obligation to than historical facts, may be considered forward-looking successfully transform into a diversified asset manager and publicly update or revise any forward-looking statement, statements within the meaning of Section 27A of the to implement its plans, forecasts and other expectations with whether as a result of new information, future events, or Securities Act of 1933, as amended, and Section 21E of the respect to CIM Group, LLC’s real assets management otherwise. Securities Exchange Act of 1934, as amended. These business and investment portfolio over time, (v) the failure of No Offer or Solicitation statements include, but are not limited to: (i) the anticipated the combined company to declare and pay expected This communication does not constitute an offer to sell or benefits of the proposed transaction to CMFT and CMFT’s dividend amounts over the next three years and (vi) other the solicitation of an offer to buy or sell any securities or a shareholders, (ii) the anticipated impact of the proposed risks and uncertainties inherent in a transaction of this size solicitation of a proxy or of any vote or approval. No public transaction on the combined company’s business, future and nature. offering of securities shall be made except by means of a financial and operating results, liquidity profile and access to The payment of dividends in the future, if any, will be at prospectus meeting the requirements of Section 10 of the capital, (iii) the other aspects of both companies’ operations the discretion of CMFT’s board of directors and will depend U.S. Securities Act of 1933, as amended. and operating results, and (iv) our goals, plans and upon such factors as earnings levels, capital requirements, Assets Owned and Operated (AOO) represents the aggregate projections with respect to our operations, financial position contractual restrictions, our overall financial condition, assets owned and operated by CMFT on behalf of partners and business strategy. We caution that forward-looking available distributable reserves and any other factors (including where CMFT contributes alongside for its own account) statements are not guarantees. Accordingly, there are or will deemed relevant by CMFT’s board of directors. and co-investors, whether or not CMFT has discretion, in each case be important factors that could cause actual outcomes or without duplication. In addition to the statements referred to above, you can results to differ materially from those indicated in these identify these forward-looking statements by the use of statements. Factors that could cause or contribute to such words such as “may,” “will,” “seek,” “expects,” “anticipates,” material differences include: (i) the failure of the transaction “believes,” “targets,” “intends,” “should,” “estimates,” “could,” to deliver the estimated value and benefits expected by “continue,” “assume,” “projects,” “plans” or similar CMFT, including the failure of the combined company to expressions. Such forward-looking statements are subject to generate sufficient cash to finance contemplated dividend various risks and uncertainties, including those described amounts to shareholders and to successfully pursue a listing above and those under the section entitled “Risk Factors” in of CMFT’s common stock on a national stock exchange, (ii) CMFT’s most recent Annual Report on Form 10-K and the incurrence of unexpected future costs, liabilities or Quarterly Report on Form 10-Q, filed with the SEC. These obligations as a result of the transaction, (iii) the effect of the factors should not be construed as exhaustive and should be announcement of the transaction on the ability of the read in conjunction with the other cautionary statements combined company to retain and hire necessary personnel CIMgroup.com ©2026 CIM Group 1

CMFT + CIM: A Transformational Combination Creating Value for CMFT Shareholders Growth Diversification Path to Increased Aligned Interests of Business Liquidity Financial Strength and Continuity of Leadership CIMgroup.com ©2026 CIM Group 2

Transaction Summary

Transaction Overview	– Acquisition by CMFT of CIM Group, LLC's ("CIM") real assets management platform to form a combined company – CIM contributed businesses in exchange for equity in new operating partnership with CMFT – Will operate as a diversified owner, operator, lender, developer, and real assets manager under the name CIM Group, Inc. ("CIM Group" or "combined company") – 100% rollover of CIM Group, LLC's real assets management business into the combined company with no cash at closing – Ownership: 67.5% CIM owners / 32.5% CMFT shareholders – Earnout: Potential increase in CIM ownership of 3.75% based on achievement of specified performance metrics through December 31, 2028
Dividend	– Transaction includes committed funding to enable CMFT to pay its shareholders quarterly dividends[1] for three years following closing – Funding provides for anticipated quarterly dividends of at least $0.06/share for first four quarters, $0.07/share for next four quarters, and $0.095/share for next four quarters – Dividends expected to be eligible for preferential U.S. federal income tax rates
Per Share Information	– The board of directors of the combined company intends to continue to approve and establish an estimated value of its common stock on at least an annual basis for the purposes of its DRIP and share redemption program. Until its next update, this amount will continue to be $5.14, as previously approved and established by the Board as of December 31, 2025
Operating Strategy	– The combined company is a multi-strategy owner, operator, lender, developer and real assets management platform with over $30 billion of assets owned and operated[2,3] across five platforms. The company will no longer be a REIT

Governance	– Majority-independent Board including; CMFT's three existing independent directors – Richard Ressler continuing as Chief Executive Officer and Chairman of the combined company – Internalized management structure (no external manager); shareholder and management interests aligned within a single enterprise
Financial Strength	– Diversified base of Assets Owned and Operated valued at over $30 billion[2,3] – Combined company expected to benefit from an investment-grade corporate credit rating for its real assets management business
Reporting Requirements	– SEC reporting obligations maintained, including annual, quarterly and periodic filings
Timing	– Combination completed on June 24, 2026

1) Committed funding from operating partnership subsidiary 67.5% owned by CIM; Future dividends will be at the discretion of CMFT's board of directors. 2) As of 3/31/2026 3) Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication.

CIM
©2026 CIM Group
CIMgroup.com

3

Transforming CMFT into a Diversified Real Assets Manager CMFT Standalone Combined Company Higher return potential across five platforms: Real estate: mortgage and income-producing Strategy Real Estate, Credit, Infrastructure, Opportunity Zones, properties Strategic Opportunities Diversified Assets Owned and Operated and revenue Portfolio Concentration Sector concentration: real estate and mortgages streams Limited as a REIT—growth constrained by REIT Ability to deploy capital across five platforms and in Growth Opportunities structure and permitted activities organic growth and strategic M&A Complex pathway to shareholder liquidity as non- Enhanced path to liquidity with commitment to seek Shareholder Liquidity listed commercial real estate mortgage REIT exchange listing or other liquidity event Management Alignment Externally managed Highly-aligned internal management Three-year commitment to fund quarterly dividends, 1 Dividends Ordinary dividend paid monthly providing income continuity. Dividends expected to be eligible for preferential U.S. federal income tax rates 1) Committed funding from operating partnership subsidiary 67.5% owned by CIM. In order to facilitate a smooth transition, CMFT expects to continue paying declared dividends monthly in the near term. Future dividends will be at the discretion of CMFT’s board of directors. CIMgroup.com ©2026 CIM Group 4

Diversified Real Assets Managers Command Premium Valuation Multiples

Illustrative Implied P/E Multiples[1]


~16x
On average, mREITs trade at ~0.78x price to book value[2]
~9x
Q1'26 LQA
2026E
CRE mREIT Peer Set
Asset Manager Peer Set

Real Assets Management: Key Business Model Advantages

1. Lower interest rate sensitivity as economics shifts from rate-driven spreads to capital-light fee income
2. Recurring fee-related revenue offers higher earnings stability
3. Diversified earnings across five strategies replace mortgage credit concentration risk
4. Higher growth potential through reinvestment of earnings into organic growth and strategic M&A
5. Internalized management aligns shareholder and manager interests within one company

Source: Company filings, Bloomberg, FactSet; market data as of June 9, 2026
1) Based on after-tax P/E multiples for asset manager peers and earnings multiples for CRE mREIT peers, with the latter calculated as the inverse of the median last-quarter annualized dividend yield of ~11% for the peer set. CRE mREIT peers include STWD, BXMT, ARI, LADR, BRSP, TRTX, KREF, and ACRE. Asset manager peers include BX, BAM, ARES, EQT, CG, TPG, OWL, CVC, and ANTIN. 2.Calculated as Price per Share / Reported Book Value per Share.

CIM
©2026 CIM Group
CIMgroup.com
5

CIM Group, Inc. is Positioned to Create Long-Term Value Scale, capital resources and strategic flexibility to pursue growth opportunities Organic Growth Capital Deployment Acquisitions − Ability to deploy capital across Real Estate, − Reinvest retained earnings into higher-return − Acquire complementary platforms and Credit, Infrastructure, Opportunity Zones and opportunities strategies Strategic Opportunities, and in organic growth − Seed new investment vehicles and strategies − Enter new markets and broaden distribution and strategic M&A across existing platforms capabilities − Leverage CIM's vertically integrated operating − Dynamically allocate capital across asset − Increase scale and operating leverage across platform and established client relationships classes and market cycles the platform − Continue raising capital from Institutional, − Leverage investment-grade corporate credit − Create additional pathways for long-term Private Wealth and public investors rating for its real assets management business shareholder value creation − Benefit from recurring management fee and investment income streams Commitment to pursue a potential future listing of the CIM Group, Inc.’s stock on a national stock exchange or seek an alternative liquidity event. CIMgroup.com ©2026 CIM Group 6

CIM Group Overview (Pre-Combination)

CIM is a Diversified Owner, Operator, Lender, Developer, and Real Assets Management Platform with a 30-year track record. With broad in-house expertise, we seek to create value for our clients[1] and communities through robust real asset equity and credit platforms.

ESTABLISHED 1994			
30+ Years	**296 Assets**	**900+**	**$31.8B**
Real Asset Experience	Across the Americas & Western Europe	Employees	Assets Owned & Operated[2]

9 Corporate Offices Worldwide

Headquartered in Los Angeles

• Affiliated Offices[3]



Atlanta
New York
Chicago
Orlando
Dallas
Phoenix
London
Tokyo



Five Platforms
Real Estate
Credit
Infrastructure
Opportunity Zones
Strategic Opportunities

Data as of 3/31/26. 1) Clients span partners, co-investors, shareholders, advisory clients, funds, accounts, borrowers, tenants, and others served across CIM's real estate, infrastructure, and credit businesses. 2) AOO is the total assets CIM owns and operates for partners and co-investors, regardless of discretion and without duplication. 3) Affiliated offices run on smaller, dedicated resources; those in Mexico and South America operate through a joint partnership.

CIM

©2026 CIM Group

CIMgroup.com
7

CIM Group, Inc. CIMgroup.com ©2026 CIM Group